UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 10, 2010

The First Marblehead Corporation

(Exact name of registrant as specified in charter)

Delaware	001-31825	04-3295311
(State or other juris- diction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

The Prudential Tower 800 Boylston Street, 34th Floor Boston, Massachusetts	02199-8157
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (800) 895-4283

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02               Termination of a Material Definitive Agreement

On July 2, 2009, The First Marblehead Corporation (the “Corporation”) entered into a supervisory agreement (the “Supervisory Agreement”) with the Office of Thrift Supervision (the “OTS”).  A description of the Supervisory Agreement was included in Item 1.01 of the current report on Form 8-K filed by the Corporation with the Securities and Exchange Commission on July 2, 2009, which description is incorporated by reference herein.

The Corporation has complied in all material respects with its requirements under the Supervisory Agreement.

By letter dated March 10, 2010, the OTS notified the Corporation that the OTS terminated the Supervisory Agreement in its entirety, effective that date.  In connection with the termination of the Supervisory Agreement, the Corporation’s Board of Directors adopted resolutions requiring the Corporation to support the implementation by Union Federal Savings Bank, a wholly owned subsidiary of the Corporation (“Union Federal”), of Union Federal’s business plan, so long as Union Federal is owned or controlled by the Corporation, and to notify the OTS in advance of any distributions to the Corporation’s shareholders in excess of $1 million per fiscal quarter and any incurrence or guarantee of debt in excess of $5 million.

Following termination of the Supervisory Agreement, the Corporation remains subject to extensive regulation, supervision and examination by the OTS as a savings and loan holding company.

Item 8.01               Other Events

During the second quarter of fiscal 2010, the Corporation announced that it had begun examining strategic alternatives for Union Federal, including a potential sale.

On March 11, 2010, the Corporation issued a press release in connection with the termination of the Supervisory Agreement.  The full text of the press release is filed as Exhibit 99.1 to this current report on Form 8-K and incorporated herein by reference.

Item 9.01.              Financial Statements and Exhibits

(d)           Exhibits

99.1         Press release issued by the Corporation on March 11, 2010 entitled, “Office of Thrift Supervision Terminates Enforcement Action Against First Marblehead”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE FIRST MARBLEHEAD CORPORATION

Date: March 11, 2010	By:	/s/ Peter B. Tarr
Peter B. Tarr Chairman of the Board of Directors

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press release issued by the Corporation on March 11, 2010 entitled, “Office of Thrift Supervision Terminates Enforcement Action Against First Marblehead”